Exhibit 10.2.16

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Performance Unit Award Agreement

No. of Performance Units at Target: 123,309

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”) and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless they are otherwise defined herein.

WHEREAS, Article 9 of the Plan provides for the award from time to time in the discretion of the Committee of performance units, the vesting and issuance of which are subject to certain service, performance or other conditions;

W I T N E S S E T H :

1. Grant of Performance Units. Capital One hereby grants to you an award of performance units (the “Units”) with a target award of 123,309 Units (the “Target Award”). The maximum payout for this award is 150% of the Target Award plus accrued dividends pursuant to Section 6. The Units shall vest and the underlying shares of common stock of Capital One, $.01 par value per share (such underlying shares, the “Shares”), shall be issuable only in accordance with the provisions of this Agreement and of the Plan. The Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the right to receive some or all of the Units and the Shares related thereto shall not be assignable or transferable, or otherwise alienated, pledged or hypothecated or otherwise encumbered under any circumstances. Any purported or attempted assignment, transfer, alienation, pledge, hypothecation or encumbrance of such rights or of the Units or the Shares related thereto prior to their issuance to you shall be null and void and shall result in the immediate forfeiture of such rights or Units, including the Shares related thereto, and cancellation of this Agreement.

3. Lapse of Restrictions.

(a) Vesting. Except as provided in subsections 3(b) and 3(c) below and to the extent not previously vested or forfeited as provided herein, the Units shall vest on a date as determined by the Committee after termination of the Performance Period (as defined below) and certification of performance by the Committee, but no later than March 15, 2017, or earlier in the event of your death, Disability or Change of Control pursuant to paragraph 3(b) or (c) hereof (the “Date of Issuance”). On the Date of Issuance, the Units shall vest, and the Shares shall become issuable as determined based on the Company’s Adjusted ROA, as defined on Appendix A, as measured against a peer group, consisting of companies in the KBW Bank Sector index as of January 1, 2014, excluding custody banks in that index (the “Peer Group), over a three-year performance period beginning on January 1, 2014 and ending on December 31, 2016 (the “Performance Period”) as certified by the Committee following the end of the Performance Period. For members of the Peer Group who fail or are acquired, the Adjusted ROA through the time the independent company stops reporting GAAP financials will be frozen and serve as their final return metric for the Performance Period. Members of the Peer Group that continue to operate as independent companies but that fall out of the KBW Bank Sector index will continue to be used in the Peer Group. Members of the Peer Group as of January 1, 2014 are shown in Appendix B. Any new entrants to the KBW Bank Sector index after January 1, 2014 will not be considered members of the Peer Group for any award determination or calculation related to this Agreement. The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance is set forth on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be reduced in the event that Adjusted ROA for one or more fiscal years in the Performance Period is not positive, as provided on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall also be subject to reduction in accordance with section 12 (b) below.

With respect to any Units that have vested on the Date of Issuance, the Shares related thereto shall be issued to you, in settlement of such vested Units, on such Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award as provided in Section 6 below. All Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 3, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(b) Effect of Termination of Employment.

(i) Upon termination of your employment with Capital One for Cause, as defined below, prior to the Date of Issuance, all Units shall immediately be forfeited (to the extent not previously vested as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Capital One Board of Directors (the “Board”) or the Committee that specifically identifies the manner in which the Board or the Committee believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(b), no act, or failure to act on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”) or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(b)(i), and specifying the particulars thereof in detail.

(ii) Upon termination of your employment as a result of your death or Disability on or prior to December 31, 2016, the Units shall immediately vest and the Shares shall be immediately issuable to you on the Date of Issuance; provided that the number of such Units vesting and such Shares shall be equal to the product of (x) the Target Award amount as specified above and (y) a fraction, the numerator of which is the number of days from January 1, 2014, through the date of such death or Disability and the denominator of which is 1,096; and provided further that in such case the Date of Issuance shall be as soon as practicable following your death or Disability and in all events on or before the later of December 31 of the year of termination or 2.5 months following such termination. Upon your termination of employment as a result of your death or Disability on or after January 1, 2017, but prior to the Date of Issuance, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 3(a) above.

(iii) Notwithstanding any other provision in this Agreement, upon your Retirement on or before December 31, 2014, all Units shall immediately be forfeited; and upon your Retirement on or after January 1, 2015, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 3(a) above.

(c) Effect of Change of Control. Upon a Change of Control, the Units shall vest and the Shares shall become issuable to you in full upon or after the closing date of the transaction giving rise to the Change of Control, provided that, after such Change of Control, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be calculated based on a performance period from January 1, 2014 through the end of the fiscal quarter immediately preceding the closing date of the transaction giving rise to the Change of Control; and provided further that the Date of Issuance in such case shall be as soon as practicable after the closing date of such transaction and certification of performance by the Committee, and in all events on or before March 15 of the year following the year of such Change of Control and in all events within 60 days following such Change of Control.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) Capital One’s designated agent will automatically withhold the number of Shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividends. Dividends with respect to the Shares shall accrue beginning on January 1, 2014, through the applicable Date of Issuance when the Shares underlying the Units are delivered, at which time such accrued dividends shall be paid out in the form of additional shares of common stock of the Corporation based on the Fair Market Value of a share of the Company’s common stock on the business day prior to the Date of Issuance. The accrued dividends that shall be paid out to you shall be only such amount that has accrued with respect to the Shares underlying the Units that vest on the Date of Issuance.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of this Agreement shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Units and the Shares, you agree that you will comply with such conditions as the Committee may impose on the Units and the Shares and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Clawbacks and Other Forfeiture Events.

(a) If prior to the third anniversary of the Date of Issuance a Restatement Date occurs, you shall deliver to the Company on the Restatement Delivery Date the Clawback Shares (each as defined below), if any, as determined under this Section 12 (a).

For purposes of this Section 12 (a):

(i) “Amended Adjusted ROA” means the Adjusted ROA over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.

(ii) “Held Shares” means the Shares held by you as of the Restatement Delivery Date in the event that such number of Shares is less than the Clawback Shares.

(iii) “Clawback Shares” means the number of Shares equal to (A) the number of Shares that were issued to you under this Agreement on the Date of Issuance minus (B) the number of shares of common stock of the Company that would have been issuable to you on the Date of Issuance as determined based on the Amended Adjusted ROA and certified by the Committee following the Restatement Date. For any member of the Peer Group that restates its financial results for all or any portion of the Performance Period prior to the date that the number of Clawback Shares is certified by the Committee, the cumulative Adjusted ROA for such member of the Peer Group used for purposes of calculating the Clawback Shares shall take into account such restatement. For the avoidance of doubt, neither you nor the Company shall have any obligation with respect to the Clawback Shares in the event that the number of Shares in clause (B) of the preceding sentence exceeds the number of Shares in clause (A) of the preceding sentence. The Clawback Shares shall be delivered to the Company in Shares; provided, however, that in the event that on the Restatement Delivery Date you do not hold a number of Shares equal to or greater than the Clawback Shares, you shall deliver to the Company (x) all Held Shares plus (y) the pre-tax proceeds from sales or other transfers of all Recovery Shares. Such pre-tax proceeds shall be calculated starting with the most recent sale or other transfer of Recovery Shares prior to the Restatement Delivery Date and continuing in reverse chronological order with any prior sales or transfers of Recovery Shares until the pre-tax proceeds of all Recovery Shares are determined. The “pre-tax proceeds” for any Recovery Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Recovery Shares as of the date of such transaction. The “pre-tax proceeds” for any Recovery Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Recovery Shares as of the date they were withheld.

(iv) “Recovery Shares” means the number of Shares equal to the difference between the Clawback Shares and your Held Shares.

(v) “Restatement” means an accounting restatement of the Company’s financial statements, covering all or any portion of the Performance Period, due to the noncompliance of the Company with any financial reporting requirement under the securities laws. For the avoidance of doubt, in the event that the Company makes any accounting restatement solely due to (A) any change after the Date of Issuance in U.S. generally accepted accounting principles or (B) any change after the Date of Issuance in financial reporting requirements under the securities laws, such restatement shall not constitute a “Restatement” under this Section 12 (a).

(vi) “Restatement Date” means the date after the Date of Issuance upon which the Company first files (A) a Restatement or (B) a Current Report on Form 8-K with the Securities and Exchange Commission (or otherwise publicly announces) that the Company expects to issue a Restatement.

(vii) “Restatement Delivery Date” means the date that is 30 days after the number of Clawback Shares is certified by the Committee in accordance with this Section 12 (a), or such earlier date upon which you deliver the Clawback Shares to the Company.

(b) The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that, prior to the Date of Issuance, the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.

(c) You agree to reimburse the Company with respect to the Units and the Shares to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 13:

(i) “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

14. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe to the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Performance Unit Award Agreement

No. of Performance Units at Target: %%TOTAL_SHARES_GRANTED%-%

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and FIRST_NAME_LAST_NAME (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”) and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless they are otherwise defined herein.

WHEREAS, Article 9 of the Plan provides for the award from time to time in the discretion of the Committee of performance units, the vesting and issuance of which are subject to certain service, performance or other conditions;

W I T N E S S E T H :

1. Grant of Performance Units. Capital One hereby grants to you an award of performance units (the “Units”) with a target award of %%TOTAL_SHARES_GRANTED%-% Units (the “Target Award”). The maximum payout for this award is 150% of the Target Award plus accrued dividends pursuant to Section 6. The Units shall vest and the underlying shares of common stock of Capital One, $.01 par value per share (such underlying shares, the “Shares”), shall be issuable only in accordance with the provisions of this Agreement and of the Plan. The Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the right to receive some or all of the Units and the Shares related thereto shall not be assignable or transferable, or otherwise alienated, pledged or hypothecated or otherwise encumbered under any circumstances. Any purported or attempted assignment, transfer, alienation, pledge, hypothecation or encumbrance of such rights or of the Units or the Shares related thereto prior to their issuance to you shall be null and void and shall result in the immediate forfeiture of such rights or Units, including the Shares related thereto, and cancellation of this Agreement.

3. Lapse of Restrictions.

(a) Vesting. Except as provided in subsections 3(b) and 3(c) below and to the extent not previously vested or forfeited as provided herein, the Units shall vest on a date as determined by the Committee after termination of the Performance Period (as defined below) and certification of performance by the Committee, but no later than March 15, 2017, or earlier in the event of your death, Disability or Change of Control pursuant to paragraph 3(b) or (c) hereof (the “Date of Issuance”). On the Date of Issuance, the Units shall vest, and the Shares shall become issuable as determined based on the Company’s Adjusted ROA, as defined on Appendix A, as measured against a peer group, consisting of companies in the KBW Bank Sector index as of January 1, 2014, excluding custody banks in that index (the “Peer Group), over a three-year performance period beginning on January 1, 2014 and ending on December 31, 2016 (the “Performance Period”) as certified by the Committee following the end of the Performance Period. For members of the Peer Group who fail or are acquired, the Adjusted ROA through the time the independent company stops reporting GAAP financials will be frozen and serve as their final return metric for the Performance Period. Members of the Peer Group that continue to operate as independent companies but that fall out of the KBW Bank Sector index will continue to be used in the Peer Group. Members of the Peer Group as of January 1, 2014 are shown in Appendix B. Any new entrants to the KBW Bank Sector index after January 1, 2014 will not be considered members of the Peer Group for any award determination or calculation related to this Agreement. The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance is set forth on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be reduced in the event that Adjusted ROA for one or more fiscal years in the Performance Period is not positive, as provided on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall also be subject to reduction in accordance with section 12(b) below.

With respect to any Units that have vested on the Date of Issuance, the Shares related thereto shall be issued to you, in settlement of such vested Units, on such Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award, as provided in Section 6 below. All Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 3, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(b) Effect of Termination of Employment.

(i) Upon termination of your employment with Capital One for any reason other than death, Disability, Retirement or by Capital One not for Cause, as defined below, prior to the Date of Issuance, all Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

(ii) Upon termination of your employment with Capital One not for Cause on or before December 31, 2016, the number of Units that will vest and the number of underlying Shares that will become issuable to you shall be equal to the product of (x) the number of Units that would have vested on the Date of Issuance if you had remained employed with Capital One through December 31, 2016, and (y) a fraction, the numerator of which is the number of complete days from January 1, 2014 through the date of termination of your employment and the denominator of which is 1,096. Such Units shall vest and the underlying Shares shall become issuable to you on the Date of Issuance. Upon your termination by Capital One not for Cause on or after January 1, 2017, but prior to the Date of Issuance, the number of Units that shall vest on the Date of Issuance and the number of underlying Shares that shall be issuable to you shall be as calculated in 3(a) above.

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Capital One Board of Directors (the “Board”), the Committee, or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board, the Committee or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(b), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(b)(ii), and specifying the particulars thereof in detail.

(iii) Upon termination of your employment as a result of your death or Disability on or prior to December 31, 2016, the Units shall immediately vest and the Shares shall be immediately issuable to you on the Date of Issuance; provided that the number of such Units vesting and such Shares shall be equal to the product of (x) the Target Award amount as specified above and (y) a fraction, the numerator of which is the number of days from January 1, 2014, through the date of such death or Disability and the denominator of which is 1,096; and provided further that in such case the Date of Issuance shall be as soon as practicable following your death or Disability and in all events on or before the later of December 31 of the year of termination or 2.5 months following such termination. Upon your termination of employment as a result of your death or Disability on or after January 1, 2017, but prior to the Date of Issuance, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 3(a) above.

(iv) Upon your Retirement on or before December 31, 2016, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 3(a) above.

(c) Effect of Change of Control. Upon a Change of Control, the Units shall vest and the Shares shall become issuable to you in full upon or after the closing date of the transaction giving rise to the Change of Control, provided that, after such Change of Control, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be calculated based on a performance period from January 1, 2014 through the end of the fiscal quarter immediately preceding the closing date of the transaction giving rise to the Change of Control; and provided further that the Date of Issuance in such case shall be as soon as practicable after the closing date of such transaction and certification of performance by the Committee, and in all events on or before March 15 of the year following the year of such Change of Control and in all events within 60 days following such Change of Control.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) Capital One’s designated agent will automatically withhold the number of Shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividends. Dividends with respect to the Shares shall accrue beginning on January 1, 2014, through the applicable Date of Issuance when the Shares underlying the Units are delivered, at which time such accrued dividends shall be paid out in the form of additional shares of common stock of the Corporation based on the Fair Market Value of a share of the Company’s common stock on the business day prior to the Date of Issuance. The accrued dividends that shall be paid out to you shall be only such amount that has accrued with respect to the Shares underlying the Units that vest on the Date of Issuance.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of this Agreement shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Units and the Shares, you agree that you will comply with such conditions as the Committee may impose on the Units and the Shares and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Clawbacks and Other Forfeiture Events.

(a) If, prior to the third anniversary of the Date of Issuance, a Restatement Date occurs, you shall deliver to the Company on the Restatement Delivery Date the Clawback Shares (each as defined below), if any, as determined under this Section 12(a).

For purposes of this Section 12(a):

(i) “Amended Adjusted ROA” means the Adjusted ROA over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.

(ii) “Held Shares” means the Shares held by you as of the Restatement Delivery Date in the event that such number of Shares is less than the Clawback Shares.

(iii) “Clawback Shares” means the number of Shares equal to (A) the number of Shares that were issued to you under this Agreement on the Date of Issuance minus (B) the number of shares of common stock of the Company that would have been issuable to you on the Date of Issuance as determined based on the Amended Adjusted ROA and certified by the Committee following the Restatement Date. For any member of the Peer Group that restates its financial results for all or any portion of the Performance Period prior to the date that the number of Clawback Shares is certified by the Committee, the cumulative Adjusted ROA for such member of the Peer Group used for purposes of calculating the Clawback Shares shall take into account such restatement. For the avoidance of doubt, neither you nor the Company shall have any obligation with respect to the Clawback Shares in the event that the number of Shares in clause (B) of the preceding sentence exceeds the number of Shares in clause (A) of the preceding sentence. The Clawback Shares shall be delivered to the Company in Shares; provided, however, that in the event that on the Restatement Delivery Date you do not hold a number of Shares equal to or greater than the Clawback Shares, you shall deliver to the Company (x) all Held Shares plus (y) the pre-tax proceeds from sales or other transfers of all Recovery Shares. Such pre-tax proceeds shall be calculated starting with the most recent sale or other transfer of Recovery Shares prior to the Restatement Delivery Date and continuing in reverse chronological order with any prior sales or transfers of Recovery Shares until the pre-tax proceeds of all Recovery Shares are determined. The “pre-tax proceeds” for any Recovery Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Recovery Shares as of the date of such transaction. The “pre-tax proceeds” for any Recovery Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Recovery Shares as of the date they were withheld.

(iv) “Recovery Shares” means the number of Shares equal to the difference between the Clawback Shares and your Held Shares.

(v) “Restatement” means an accounting restatement of the Company’s financial statements, covering all or any portion of the Performance Period, due to the noncompliance of the Company with any financial reporting requirement under the securities laws. For the avoidance of doubt, in the event that the Company makes any accounting restatement solely due to (A) any change after the Date of Issuance in U.S. generally accepted accounting principles or (B) any change after the Date of Issuance in financial reporting requirements under the securities laws, such restatement shall not constitute a “Restatement” under this Section 12(a).

(vi) “Restatement Date” means the date after the Date of Issuance upon which the Company first files (A) a Restatement or (B) a Current Report on Form 8-K with the Securities and Exchange Commission (or otherwise publicly announces) that the Company expects to issue a Restatement.

(vii) “Restatement Delivery Date” means the date that is 30 days after the number of Clawback Shares is certified by the Committee in accordance with this Section 12(a), or such earlier date upon which you deliver the Clawback Shares to the Company.

(b) The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that, prior to the Date of Issuance, the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.

(c) You agree to reimburse the Company with respect to the Units and the Shares to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 13:

(i) “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

14. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe to the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Jory Berson
Chief Human Resources Officer